Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of America’s Car-Mart, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2023 filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Douglas Campbell, President and Chief Executive Officer of the Company, and Vickie D. Judy, Chief Financial Officer of the Company, certify in our capacities as officers of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Douglas Campbell
Douglas Campbell
President and Chief Executive Officer
December 8, 2023

By:	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
December 8, 2023